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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 205449

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 1, 2001




                                 POKER.COM, INC

                    _________________________________________
             (Exact name of registrant as specified in its charter)





         Florida                                              98-0199508

 ______________________________                 _______________________________
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



Suite 201-1166 Alberni Street
Vancouver, British Columbia                                 V6E 3Z3

_______________________________________                __________________
(Address of principal executive offices)               (Zip Code)



Issuer's telephone number, including area code:            604-689-5998

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Item 1.        CHANGES IN CONTROL OF REGISTRANT

                               None

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

                               None

Item 3.        BANKRUPTCY OR RECEIVERSHIP

                               None

Item 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                               None

Item 5.        OTHER EVENTS

On March 1, 2001, the Board of Directors authorized an amendment to the exercise price of stock options issued to the Directors, employees and consultants of Poker.com, Inc. to $0.15 per share at their discretion.

Item 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

On September 15, 2001, the following directors and officers resigned their positions with the Company:


Director/Officer                    Position Held           Date of Resignation
----------------                    -------------           -------------------

Michael Jackson                     CEO, Director           September 15, 2001

Christa Taylor                      CFO, Director           September 15, 2001

On September 15, 2001, the following individuals were appointed directors and officers of the Company:

Director/Officer                    Position Held           Date of Appointment
----------------                    -------------           -------------------

Christa Taylor                      CFO & President         September 15, 2001

Keith Andrews                       Director                September 15, 2001





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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

The most recent financial information for the Company can be found in its Form 10Q-SB filed by the Company with the SEC for the period ending June 30, 2001. Such information is incorporated by reference herein.

Exhibit Number                      Description

      17                   Resignation of a Director-Michael Jackson
      17.1                 Resignation of a Director-Christa Taylor
      99                   Additional Exhibits-Consent Resolution of the
                           Directors, dated September 15, 2001
      99.1                 Additional Exhibits-Consent Resolution of the
                           Directors, dated March 1, 2001
      99.2                 Consent to Act as Director
      99.3                 Consent to Act as Officer

Item 8.   CHANGE IN FISCAL YEAR

                           None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



POKER.COM, INC.


/s/ Keith Andrews
-----------------
Director




Date:    September 19, 2001